Exhibit 23 (d) (ii) under Form N-1A
                                            Exhibit 10 under Item 601/Reg. S-K


                                  EXHIBIT L
                                    to the
                         Investment Advisory Contract
                between M&T Asset Management, a department of
                   Manufacturer's and Traders Trust Company
                          and Vision Group of Funds,
                            dated November 1, 2000

                        Vision Large Cap Value Fund II

     For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .70 of 1% of the average daily net assets of the Fund.

     The portion of the fee based upon the average daily net assets of the Fund shall be accrued at the rate of 1/365th of .70 of 1% applied to the daily net assets of the Fund.

     The advisory fee so accrued shall be paid to Adviser at least daily.

     Witness the due execution hereof this 1st day of May, 2002.


                                    M&T ASSET MANAGEMENT, a department of
                                    MANUFACTURERS AND TRADERS
                                    TRUST COMPANY


                                    By:  /s/ William F. Dwyer
                                    Name:  William F. Dwyer
                                    Title:  Senior Vice President/CIO


                                    VISION GROUP OF FUNDS


                                    By:  /s/ Beth S. Broderick
                                    Name:  Beth S. Broderick
                                    Title:  Vice President

                                  EXHIBIT M
                                    to the
                         Investment Advisory Contract
                between M&T Asset Management, a department of
                   Manufacturer's and Traders Trust Company
                          and Vision Group of Funds
                            dated November 1, 2000

                       Vision Large Cap Growth Fund II

     For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .85 of 1% of the average daily net assets of the Fund.

     The portion of the fee based upon the average daily net assets of the Fund shall be accrued at the rate of 1/365th of .85 of 1% applied to the daily net assets of the Fund.

            The advisory fee so accrued shall be paid to Adviser at least monthly.

            Witness the due execution hereof this 1st day of May, 2002.



                                    M&T ASSET MANAGEMENT, a department of
                                    MANUFACTURERS AND TRADERS
                                    TRUST COMPANY


                                    By:  /s/ William F. Dwyer
                                    Name:  William F. Dwyer
                                    Title:  Senior Vice President/CIO


                                    VISION GROUP OF FUNDS


                                    By:  /s/ Beth S. Broderick
                                    Name:  Beth S. Broderick
                                    Title:  Vice President


                                  EXHIBIT N
                                    to the
                         Investment Advisory Contract
               between Manufacturer's and Traders Trust Company
                          and Vision Group of Funds
                            dated November 1, 2000


             Vision Managed Allocation Fund - Moderate Growth II

     For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.25 of 1% of the average daily net assets of the Fund.

     The portion of the fee based upon the average daily net assets of the Fund shall be accrued at the rate of 1/365th of 0.25 of 1% applied to the daily net assets of the Fund.

     The advisory fee so accrued shall be accrued daily and paid to the Adviser monthly.

            Witness the due execution hereof this 1st day of May, 2002.



                                    By:  /s/ William F. Dwyer
                                    Name:  William F. Dwyer
                                    Title:  Senior Vice President/CIO


                                    VISION GROUP OF FUNDS


                                    By:  /s/ Beth S. Broderick
                                    Name:  Beth S. Broderick
                                    Title:  Vice President